Business Combination	12 Months Ended
Dec. 31, 2022
Disclosure of Business Combination [Abstract]
BUSINESS COMBINATION

NOTE 5: BUSINESS COMBINATION

On November 9, 2021, the Company acquired a cryptocurrency mining facility in Washington State through its wholly-owned subsidiary, Backbone Mining, comprising land, buildings, 17 megawatts of electrical infrastructure, power purchase agreements totaling 12 megawatts and in-process power purchase agreement applications totaling 12 megawatts with a local hydro-electric utility producer. The consideration transferred was $26,676, including $23,000 of cash consideration and 415,000 common shares with a value of $3,676 on the closing date. The seller entered into a two-year consulting agreement with the Company in the amount of $2,000 for services relating to the operation of the facility. The Company also entered into a one-year lease agreement with the seller for a 5 megawatt cryptocurrency mining facility with monthly payments of $110.

The primary reason for the acquisition was to expand the Company’s energy portfolio with existing infrastructure and to accommodate the Company’s expected delivery schedule of mining equipment.

The following are the fair values of the identifiable assets as of the date of the acquisition:

November 9,
2021

Consideration transferred
Cash paid at closing	23,000
Value of 415,000 common shares transferred at closing	3,676
Fair value of total consideration transferred	26,676

Recognized amounts of identifiable assets acquired
Electrical components	5,954
Buildings	748
Land	74
Intangible assets - favorable lease	2,000
Total identifiable assets acquired	8,776
Goodwill	17,900

Goodwill consists mainly of the benefit the Company expects to receive from acquiring a turnkey facility with active power purchase agreements compared to the timeline and process the Company would undertake to procure new power purchase agreements, the materials and equipment required to build a facility and complete the construction process in order to increase the Company’s share of the BTC network hashrate. The entire amount of goodwill is deductible for tax purposes.

In May 2022, the valuation was finalized, resulting in measurement period adjustments. The acquisition date fair value of the electrical components was $5,954, a decrease of $1,127 compared to the provisional value. In addition, the fair value at the acquisition date of buildings decreased by $7, land decreased by $11 and intangible assets (favorable lease) increased by $200. The cumulative impact of these measurement period adjustments was recognized in the consolidated financial statements during the first quarter of 2022. The impact on the prior period was considered insignificant. As a result, there was a corresponding increase in goodwill of $945, resulting in $17,900 of total goodwill arising from the acquisition which is reflected in the table above.

The Company generated $7,690 of revenues mainly from using the S19j pros installed at the Washington State facility, from November 9, 2021 to December 31, 2021. Prior to the acquisition, the Company incurred hosting fees of $3,907 during the year ended December 31, 2021.

During the second quarter of 2022, the goodwill was subject to an impairment. Refer to Note 11a.